BRAZOS MUTUAL FUNDS

                       Supplement dated November 15, 2002
                      to Prospectus dated February 11, 2002

Change in Transfer Agent and Custodian

Effective on November 25, 2002, U.S. Bancorp Fund Services, LLC will become the transfer agent for the Brazos Mutual Funds. In addition, U.S. Bank became the custodian to the Brazos Mutual Funds on October 1, 2002. Accordingly, after November 24, 2002, all correspondence relating to shareholder accounts with the Funds, purchase orders by check and written redemption requests should be sent to U.S. Bancorp Fund Services, LLC at the address(es) noted below. In addition, any payments by wire transfer should be made according to the instructions below.

Correspondence, purchases by check, exchange requests and written redemption requests:

Regular Mail                                Overnight Delivery
Brazos Mutual Funds                         Brazos Mutual Funds
[Name of Fund]                              [Name of Fund]
c/o U.S. Bancorp Fund Services, LLC         c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                                615 E. Michigan Street, Third Floor
Milwaukee, WI 53201-0701                    Milwaukee, WI 53202

Wire Instructions:

U.S. Bank, N.A. Milwaukee, WI
ABA #042000013
Credit U.S. Bancorp Fund Services
DDA #112-952-137
Brazos Funds
Account Name (Shareholder Name)
Shareholder Account Number

Wire Fee:

The Transfer Agent charges a fee of $15 for outgoing wire transfers.

Telephone Number:

The Transfer Agent's toll-free telephone number will continue to be (800) 426-9157. The new hours of operation for the toll-free telephone number will be between 9:00 a.m. and 8:00 p.m. (Eastern time).

Change in Distributor

Effective on November 25, 2002, Quasar Distributors, LLC will become the distributor to the Brazos Mutual Funds.

PAGE 2
BRAZOS MUTUAL FUNDS
NOVEMBER 15, 2002

Redesignation of Class A Shares to Class N Shares for All Portfolios

Effective on November 25, 2002, all outstanding Class A shares will be renamed as "Class N" shares and the front-end and contingent deferred sales loads will be eliminated for all new sales of Class N shares. All other shareholder expenses will remain the same.

As a result of these changes, shareholders of Class N shares will not be able to exchange their Class N shares for shares of any fund distributed by Quasar Distributors, LLC or SunAmerica Capital Services Inc.

Closing of Class B Shares and Class II Shares of All Portfolios

Effective as of August 20, 2002, Class B and Class II shares of the Brazos Micro Cap Portfolio, Brazos Small Cap Portfolio, Brazos Mid Cap Portfolio, Brazos Multi Cap Portfolio and Brazos Real Estate Securities Portfolio were closed to all new purchases except through dividend reinvestment.

Redesignation of Class B Shares and Class II Shares to Class N Shares for the Mid Cap Portfolio
--------------------------------------------------------------------------------

Effective on November 25, 2002, all outstanding Class B shares and Class II shares of the Mid Cap Portfolio will be renamed as "Class N" shares and the contingent deferred sales loads will be eliminated for all new sales of Class N shares. In addition, the Mid Cap Portfolio's Rule 12b-1 fees will be reduced from 1.00% of the Class N shares average daily net assets to 0.35%. All other shareholder expenses will remain the same.

As a result of these changes, shareholders of Class N shares will not be able to exchange their Class N shares for shares of any fund distributed by Quasar Distributors, LLC or SunAmerica Capital Services Inc.

Change in the Mid-Cap Portfolio Market Capitalization Definition

The definition of the Mid Cap Portfolio's market capitalization size as set forth on page 3 of the Prospectus under the "Investment Policies and Strategies"
Section is modified as follows: "$2.5 billion to $12.0 billion or a capitalization of companies represented in the Russell Mid-Cap Index at the time of the Portfolio's investment. The dollar range noted above will fluctuate with changes in market conditions and the composition of the Russell Mid-Cap Index. As of October 31, 2002, the companies with the smallest and largest market capitalization in the Russell Mid-Cap Index were approximately $183 million and $12.5 billion, respectively.

When presenting the Mid Cap Portfolio's investment performance, the Portfolio may compare its performance with that of the Russell Mid Cap Index.


                               BRAZOS MUTUAL FUNDS

                      Supplement dated November 15, 2002 to
           Statement of Additional Information dated February 11, 2002

Fund Administration

As of October 1, 2002, U.S. Bancorp Fund Services, LLC, a subsidiary of U. S. Bank, N.A., provides administrative personnel and services to the Brazos Mutual Funds. Administrative services include, but are not limited to, providing office space, equipment, telephone facilities, various personnel, including clerical and supervisory, and computers, as is necessary or beneficial to provide compliance services to the Funds. U.S. Bancorp Fund Services, LLC also will become fund accountant and transfer agent to the Brazos Mutual Funds under separate agreements.

Custodian

As of October 1, 2002, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, became the custodian for the Brazos Mutual Funds. As custodian, U.S. Bank, N.A holds all of securities and cash owned by the Brazos Mutual Funds.

Distributor

Effective on November 25, 2002, Quasar Distributors, LLC will become the distributor for the shares of the Brazos Mutual Funds pursuant to a Distribution Agreement with Brazos Mutual Funds. Quasar Distributors, LLC is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the National Association of Securities Dealers, Inc.

Purchases, Exchanges, Redemptions and Shareholder Correspondence

Please refer to the Supplement dated November 15, 2002 to the Brazos Mutual Funds' Prospectus for instructions on purchases by check, exchange requests and written redemption requests, as well as how to correspond with the Funds.

Redesignation of Class A Shares to Class N Shares for All Portfolios

Effective on November 25, 2002, all outstanding Class A shares will be renamed as "Class N" shares and the front-end and contingent deferred sales loads will be eliminated for all new sales of Class N shares. All other shareholders expenses will remain the same.

As a result of these changes, shareholders of Class N shares will not be able to exchange their Class N shares for shares of any fund distributed by Quasar Distributors, LLC or SunAmerica Capital Services, Inc.

Redesignation of Class B Shares and Class II Shares to Class N Shares for the Mid Cap Portfolio
--------------------------------------------------------------------------------

Effective on November 25, 2002, all outstanding Class B shares and Class II shares of the Mid Cap Portfolio will be renamed as "Class N" shares and the contingent deferred sales loads will be eliminated for all new sales of Class N shares. In addition, the Mid Cap Portfolio's Rule 12b-1 fees will be reduced from 1.00% of the Class N shares average daily net assets to 0.35%. All other shareholder expenses will remain the same.

As a result of these changes, shareholders of Class N shares will not be able to exchange their Class N shares for shares of any fund distributed by Quasar Distributors, LLC or SunAmerica Capital Services Inc.

Purchases Through SunAmerica Capital Services, Inc.

SunAmerica Capital Services, Inc. will no longer effect purchase orders of Brazos Mutual Funds shares.